EXHIBIT 10.41

ASSIGNMENT  AGREEMENT

THIS ASSIGNMENT AGREEMENT (the “Agreement”) is effective as of the 30th day of March 2012, by and among RVH Inc. (“Assignor”), Spanky, LLC (“Assignee”) and Options Media Group Holdings, Inc. (the “Company”).

W I T N E S S E T H:

WHEREAS, on February 25, 2011, the Company issued to Assignor a 12% Convertible Secured Promissory Note (the “Original Note”) and entered into a security agreement of even date (the “Security Agreement”); and

WHEREAS, on March 21, 2012, the Company and Assignor exchanged the Original Note for the note annexed hereto as Exhibit A (the “New Note”) and Assignor subsequently converted $100,000 of the New Note; and

WHEREAS, Assignee has agreed to purchase the balance of the New Note (the Replacement Note” which is annexed hereto as Exhibit B) on the terms and conditions set forth herein; and

NOW THEREFORE, for and in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

1.  The foregoing recitals are adopted and incorporated herein by reference.

2. Assignee shall pay (the “Payments”): (i) $175,000 to Assignor and (ii) invest $100,000 in the Company’s Series H Convertible Preferred Stock offering. Upon receipt of the Payments, Assignor hereby assigns to Assignee its rights in and to the New Note, which shall have a principal balance of $375,000, and the Security Agreement, and the Company shall issue to Assignee the Replacement Note in exchange for the New Note.

3. Assignee and Company hereby acknowledge that Assignor makes no representations or warranties with respect to the New Note or Replacement Note and shall have no liability to either party with respect thereto and each agrees not to make any claim against Assignor with respect thereto. The Company hereby agrees to indemnify and hold harmless Assignor with respect to any claims or expenses that may be incurred by Assignor as a result of this assignment.

4. This Agreement and the Exhibits hereto embody the entire agreement among the parties relative to the subject matter, and there are no oral or written agreements between the parties, nor any representations made by either party relative to the subject matter, which are not expressly set forth herein.

5. This Agreement may only be amended by a written instrument executed by the party or parties to be bound thereby.

6. This Assignment Agreement may be executed in a number of identical counterparts, including by facsimile or PDF, each of which for all purposes is deemed an original, and all of which constitute collectively one (1) agreement, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

7. This Agreement, and its enforcement, shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflicts of laws thereof. Each of the parties consents to the jurisdiction of the Courts of the State of New York sitting in New York City and the U.S. District Court for the Southern District of New York in connection with any dispute arising under this Assignment and Assumption Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non-conveniens to the bringing of any such proceeding in such jurisdictions.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption Agreement as of the day and year first above written.

ASSIGNOR:

RVH Inc.

By: ___________________________________________________

Name:_________________________________________________

Title:__________________________________________________

ASSIGNEE:

Spanky, LLC

By:___________________________________________________

Name:_________________________________________________

Title:__________________________________________________

COMPANY:

Options Media Group Holdings, Inc.

By: ___________________________________________________

Name:_________________________________________________

Title:__________________________________________________

EXHIBIT A

THIS AMENDED AND RESTATED 12% CONVERTIBLE SECURED PROMISSORY NOTE (THE “NOTE”) HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE NOTE IS BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).

Options Media Group Holdings, Inc.

Amended and Restated 12% Convertible Secured Promissory Note

Due May 21, 2012

$ 475,000	February 25, 2012

THIS AMENDED AND RESTATED 12% CONVERTIBLE SECURED PROMISSORY NOTE (this “Note”) is issued by Options Media Group Holdings, Inc., a Nevada corporation (the “ Company”), to the order of RVH Inc. (together with its permitted successors and assigns, the “Holder”). It replaces in all respects a similar promissory note dated February 25, 2011, as amended and/or restated (the “Original Note”).

ARTICLE I

Section 1.01 Principal. For value received, the Company hereby promises to pay on or before the Maturity Date (as defined below) to the order of the Holder or its designees, in lawful money of the United States of America and in immediately available funds, the principal sum of Four Hundred Seventy Five Thousand Dollars ($475,000), or, if less, the aggregate unpaid principal amount outstanding (the “Principal Amount”) and all accrued interest thereon and the fees set forth herein.

Section 1.02 Interest. Interest shall accrue on the Principal Amount at the rate of twelve percent (12%) per annum, compounded daily (computed on the basis of a 360-day year and the actual days elapsed) from the date hereof until the Principal Amount is repaid in full. Interest on the Principal Amount shall be due and payable on the Maturity Date. In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Company or inadvertently received by the Holder, then such excess sum shall be credited as payment of the Principal Amount.

Section 1. 03  Maturity Date. The Principal Amount and all accrued interest thereon shall be due and payable in full on May 21, 2012, provided, however, that upon the Company's receipt, in one or more transactions, of gross proceeds in excess of $1,000,000 in debt or equity, or securities convertible into or exchangeable or exercisable for debt or equity, $100,000 of the Principal Amount and all accrued interest thereon shall be immediately due and payable (the “Maturity Date”).

Section 1.04  Right to Prepay. Provided that there is no Event of Default, the Company shall have the right, upon no less than five (5) business days' prior notice to the Holder, to prepay all or any portion of the Principal Amount and all accrued interest thereon at any time, on or before the Maturity Date, without penalty or premium.

Section 1.05  Payments to the Holder. The Company agrees that the Principal Amount and accrued interest thereon and any other amounts paid by the Company to the Holder shall be paid to RVH Inc., by wire transfer, unless instructed by the Holder otherwise. The Company acknowledges that the Holder intends to include other participants in this Note.

Section 1.06  Security Interest. On February 25, 2011, the Company granted to the Holder a first priority lien on and continuing security interest in all of the Company’s right, title and interest in, its assets, together with the proceeds thereof, as security for the prompt and complete payment and performance when due of all the obligations set forth in the Original Note. This security interest shall continue with respect to this Note.

Section 1.07  Seniority; Automatic Stay . In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, this Note shall be entitled to a claim in liquidation before participation by the holders of any Debt (as defined below) or of any capital stock of the Company. The amount of the claim in liquidation shall equal the amount to which the Holder would be entitled in the case of payment. “Debt” shall mean (i) all obligations of the Company for borrowed money, (ii) all obligations of the Company evidenced by bonds, debentures, notes, or other similar instruments, (iii) all obligations of the Company to its employees, agents, accountants, counsel and other third parties, (iv) all obligations of the Company to pay the deferred purchase price of property or services, (v) all obligations of the Company as lessee under capitalized leases, (vi) all Debt of others secured by a lien on any asset of the Company and (vii) all Debt of others guaranteed by the Company.

The Company acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Company, or if any of the Pledged Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Holder should be entitled to, among other relief to which the Holder may be entitled under this Note and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Holder to exercise all of its rights and remedies pursuant to this Note and/or applicable law. TO THE EXTENT PERMITTED BY LAW, THE COMPANY EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE COMPANY EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THIS NOTE AND/OR APPLICABLE LAW. The Company hereby consents to any motion for relief from stay that may be filed by the Holder in any bankruptcy or insolvency proceeding initiated by or against the Company and, further, agrees not to file any opposition to any motion for relief from stay filed by the Holder. The Company represents, acknowledges and agrees that this provision is a specific and material aspect of this Note, and that the Holder would not agree to the terms of this Note if this waiver were not a part of this Note. The Company further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Holder nor any person acting on behalf of the Holder has made any representations to induce this waiver, that the Company has been represented in the signing of this Note and the Security Agreement and in the making of this waiver by independent legal counsel selected by the Company and that the Company has discussed this waiver with counsel.

Section 1.08  Conversion. Upon an Event of Default (as defined in Section 5.01), the Holder shall have the right, in its sole and absolute discretion, at any time to convert the outstanding Principal Amount and all accrued interest thereon, or any portion thereof, into duly authorized, fully paid and non-assessable shares of common stock of the Company at the conversion price of $0.001 per share. The Company agrees that it has no right to prevent the Holder from effecting such conversion, whether by attempting to prepay this Note (whether or not there shall have been a default hereunder) or otherwise. If the Holder opts to convert all or any portion of the Principal Amount and accrued and unpaid interest hereunder and the Facility Fee as aforesaid, the Company shall issue and deliver to such Holder, a certificate or certificates for the common stock to which the Holder shall be entitled within five days of the Holder exercising its right hereunder. The Company hereby agrees that at all times there shall be reserved for issuance upon the exercise of this Note such number of shares of its common stock as shall be required for issuance upon exercise of this Note. The Company further agrees that all shares which may be issued upon the exercise of the rights represented by this Note will be duly authorized and will, upon issuance, be validly issued, fully paid and non-assessable, free from all taxes, liens, charges and preemptive rights with respect to the issuance thereof.

ARTICLE  II

Section  2.01  Conversion  Upon  Election  of  Holder.

(a) At any time prior to payment, the Holder shall be entitled upon (i) written notice to the Company and (ii) the satisfaction of the requirements set forth in this Article II, to convert any part of the outstanding balance of this Note into a number of fully paid and nonassessable shares of the Company’s Common Stock .

(b) Conversion Price. The unpaid principal, accrued but unpaid interest of this Note or any other sums owed to Holder (the “Balance”) shall be convertible into the number of shares of Common Stock, which results from dividing the Balance by the conversion price that is in effect at the time of conversion (the “Conversion Price”). The Conversion Price shall be subject to adjustment pursuant to Section 2.02 from time to time. Following each adjustment, such adjusted Conversion Price shall remain in effect until a further adjustment hereunder. The initial Conversion Price shall be $0.005 per share.

(c) Fractional Shares. No fractional share of Common Stock shall be issued upon conversion of this Note. In lieu of a fractional share, the Holder shall be paid the value based upon Fair Market Value. Fair Market Value shall mean: (i) if the principal trading market for such securities is a national securities exchange, the Over-the-Counter Bulletin Board, the OTC Markets or a similar system then in use, the last reported sales price on the principal market on the Company’s receipt of the notice of conversion (“Conversion date”) or if the Conversion Date is not a trading day, the trading day immediately prior to such an Conversion; or (ii) if (i) is not applicable, and if bid and ask prices for shares of Common Stock are reported by the principal trading market, the average of the high bid and low ask prices so reported on the Conversion Date or if the Conversion Date is not a trading day on the trading day immediately prior to such Conversion Date. Notwithstanding the foregoing, if there is no last reported sales price or bid and ask prices, as the case may be, for the day in question, then Fair Market Value shall be determined as of the latest day prior to such day for which such last reported sales price or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Fair Market Value shall be determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company.

(d) Mechanics of Conversion. Before the Holder shall be entitled to convert this Note into shares of Common Stock in connection with a conversion pursuant to Section 2.01(a), the Holder shall surrender this Note (or, if the Holder alleges that this Note has been lost, stolen or destroyed, a lost affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such original promissory note), at the office of the Company together with written notice that the Holder elects to convert all or any portion of this Note and, if applicable, any event on which such conversion is contingent. The notice shall state the Holder’s name or the names of the nominees in which such Holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Company, this Note shall be endorsed or accompanied by an investment letter in customary form and a written instrument or instruments of transfer, in form reasonably satisfactory to the Company, duly executed by the Holder or his, her or its attorney duly authorized in writing.

(e) Replacement Promissory Note. In the event less than all of the remaining balance of this Note is converted, Company shall promptly issue to the Holder a similar promissory note representing the outstanding balance of this Note.

2.2  Adjustments.

(a)  Adjustment  Upon  Common  Stock  Event.   At  any  time  or  from  time  to time after March 2, 2012 (the “Issue Date”), upon the happening of a Common Stock Event (as hereinafter defined), the Conversion Price shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the Conversion Price in effect immediately prior to such Common Stock Event by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and (ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion Price. The Conversion Price shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term “Common Stock Event” shall mean (i) the issue by the Company of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

(b) Adjustments for Other Dividends and Distributions. If at any time or from time to time after the Issue Date the Company pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Company, other than an event constituting a Common Stock Event, then in each such event provision shall be made so that the Holder shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Company which the Holder would have received had this Note been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 2.02 with respect to the rights of the Holder or with respect to such other securities by their terms.

(c) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Issue Date the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Common Stock Event or a stock dividend, reorganization, merger, or consolidation provided for elsewhere in this Section 2.02), then in any such event, but subject to Section 2.01, the Holder and the Company shall have the right thereafter to convert this Note into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Note could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(d) Reorganizations, Mergers and Consolidations. If at any time or from time to time after the Issue Date there is a reorganization of the Company (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2.02) or a merger or consolidation of the Company with or into another corporation (except a Liquidation Event), then, as a part of such reorganization, merger or consolidation, provision shall be made so that the Holder thereafter shall be entitled to receive, upon conversion of this Note, the number of shares of stock or other securities or property of the Company, or of such successor corporation resulting from such reorganization, merger or consolidation, to which a holder of Common Stock deliverable upon conversion would have been entitled on such reorganization, merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2.02 with respect to the rights of the Holder after the reorganization, merger or consolidation to the end that the provisions of this Section 2.02 (including adjustment of the Conversion Price then in effect and number of shares issuable upon conversion of this Note) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable. This Section 2.02 shall similarly apply to successive reorganizations, mergers and consolidations.

(e) Price Protection. If, at any time after the Issue Date but prior to the later of (x) the two year anniversary of the Issue Date or (ii) the date this Note is paid and/or converted in full, the Company shall issue or sell securities including options, warrants or convertible securities, at a price, or with an exercise or conversion price of, less than the Conversion Price, then forthwith upon such issuance or sale, (i) the Conversion Price shall be automatically be reduced to the lower sale price or the exercise or conversion price of such securities issued or sold, and (ii) the Company shall issue additional shares of Common Stock to the Holder respecting those shares of Common Stock received by the Holder from the conversion of this Note or any portion of the Original Note and still owned by the Holder as of the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock (the “Lower Price Issuance Date”) so that the average per share purchase price of those shares purchased and then owned by the Holder on the date of the Lower Price Issuance Date is equal to such other lower price per share. The delivery to Holder of the additional shares issued pursuant to clause (ii) above shall be not later than three (3) business days following the Lower Price Issuance Date. In the event of any delay in the delivery of any shares due to the Holder in this Agreement, the Company shall pay the Holder a penalty in the amount of $100.00 per day.

2.03     Unrestriced Shares.

The Company agrees and acknowledges as of the date hereof the Holder has the right to convert the Note for shares of Common Stock (the " Shares") which shall not require registration pursuant to the Securities Act of 1933, as amended (the "Act"). Accordingly, upon receipt of a conversion notice from the Holder, the Company will promptly instruct its counsel to issue to the transfer agent an opinion permitting removal of the legend or instructions to issue the shares without the legend required by the Act. The Company further agrees to accept the opinion of David Lubin & Associates, PLLC in this regard if counsel to the Company fails to issue such opinion. If the Company fails to do so, or if its counsel fails to issue an opinion within 72 hours of the request thereof (assuming counsel has received a seller's representation letter in the form attached hereto), then the Company will pay to the Holder as liquidated damages (the “Liquidated Damages”), and not as a penalty, at the Holder’s option, either a cash amount or shares of the Company’s Common Stock equal to ten percent (10%) of the fair market value of such shares for each day after such 72-hour period that the opinion is not delivered to the transfer agent. Any Liquidated Damages payable hereunder shall not limit, prohibit or preclude the Holder from seeking any other remedy available to it under contract, at law or in equity. The Company and the Holder acknowledge and agree that the sums payable under this Section shall constitute liquidated damages and not penalties and are in addition to all other rights of the Holder. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to the probable loss likely to be incurred in connection with any failure by the Company to obtain the requested legal opinion, and (iii) one of the reasons for the Company and the Holder reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages.

ARTICLE  III

Section 3.01  Representations and Warranties of the Holder. The Holder hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a) The Holder understands that this Note has not been registered under the Securities Act of 1933, as amended (the “Act”) or registered or qualified under any the securities laws of any state or other jurisdiction, and is a “restricted security”.

(b) The Holder has full power and authority to enter into this Note, the execution and delivery of this Note has been duly authorized, and this Note constitutes a valid and legally binding obligation of the Holder.

(c) The Holder is not subscribing for this Note as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the Holder in connection with investment.

(d) The Holder is (i) experienced in making investments of the kind and (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Note, and the related documents.

ARTICLE IV

Section  4.01  Representations and  Warranties of the Company. The Company hereby acknowledges, represents and warrants to, and agrees with, the Holder as follows:

(a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Company has all requisite power to own, operate and lease its business and assets and carry on its business as the same is now being conducted.

(b) The Company has all requisite power and authority to enter into and deliver this Note and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Note by the Company and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action and no other action or proceeding on the part of the Company is necessary to authorize the execution, delivery, and performance by the Company of this Note and the consummation by the Company of the transactions contemplated hereby.

(c) There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in the Company.

(d) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the OTC Bulletin Board nor the Company's shareholders is required for the execution by the Company of this Note and the Security Agreement and compliance and performance by the Company of its obligations under hereunder and thereunder. This Note and the Security Agreement and the Company’s performance of its obligations thereunder have been unanimously approved by the Company’s Board of Directors.

(e) Neither the issuance and sale of the Note nor the performance of the Company’s obligations under this Note and all other agreements entered into by the Company relating thereto by the Company will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any agreement to which the Company, or any of its affiliates is a party; or

(ii) result in the creation or imposition of any Lien (as defined below) upon the securities or any of the assets of the Company or any of its affiliates; or

(iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company or of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(f) There is no pending or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates.

(g) The Company has no liabilities or obligations, individually or in the aggregate, other than as set forth in the Company's filings with the Securities and Exchange Commission.

Section 4.02 Covenants of the Company. The Company hereby covenants and agrees with the Holder that, so long as any amount remains unpaid on this Note or the Security Agreement, the Company shall:

(a) Notify the Holder if there is a breach or threatened breach of any of the representations and warranties provided for in this Note and forward to the Holder any correspondence regarding any threatened or actual action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates, including without limitation, from the Securities and Exchange Commission or Financial Industry Regulatory Authority and each material development in respect thereof;

(b) (A) comply in all respects with its reporting and filing obligations under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (B) comply on a timely basis with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act;

(c) Use the proceeds of this Note for working capital and general corporate purposes and not prepay any Debt nor redeem any equity instruments of the Company;

(d) Promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company;

(e) Not, directly or indirectly, create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction) (each, a “Lien”) upon any of its assets, whether now owned or hereafter acquired except for: (A) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; (B) carriers’, warehousemen’s, mechanics’, material men’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings; (C) Debt which shall be used to repay this Note; and (D) liens on new capital leases and new capital assets purchased after the date of this Note;

(f) Not, directly or indirectly, repay, reclassify, redeem, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its common stock, preferred stock, or other equity securities;

(g)  Not enter into any merger, consolidation, or exchange of assets or securities;

(h) Not, directly or indirectly, enter into any transaction with an officer or director or affiliate which is below fair market value;

(i) Shall not directly or indirectly grant nor allow any security interest to be taken in the assets of the Company, nor incur or issue any debt, equity or other instrument unless the lien is expressly subordinate to the lien granted to the Holder; and

(i) Promptly after the Company shall obtain knowledge of the occurrence of any Event of Default (as defined in Section 5.01 below) or any event which with the notice or lapse of time or both would become an Event of Default, deliver to the Holder a notice specifying that such notice is a "Notice of Default" and describing such Default in reasonable detail, and in such Notice of Default or soon thereafter as practicable, a description of the action the Company has taken or proposes to take with respect thereto.

ARTICLE V

Section 5.01 Events of Default. Upon the occurrence of any of the following events (each, an “Event of Default”) (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) an Event of Default shall be deemed to have occurred:

(a) Default  in  the  payment  of  the  Principal  Amount  on  the  Maturity Date;

(b) Default in the payment, when due or declared due, of any interest payment hereunder, the Facility Fee or any other fees, costs or expenses owed or payable to Holder as provided herein, including without limitation, attorneys' fees and expenses;

(c) The Company files for relief under the United States Bankruptcy Code (the “Bankruptcy Code”) or under any other state or federal bankruptcy or insolvency law, or files an assignment for the benefit of creditors, or if an involuntary proceeding under the Bankruptcy Code or under any other federal or state bankruptcy or insolvency law is commenced against the Company, and has not been resolved in a period of ten (10) days after such commencement;

(d) failure on the part of Company to observe or perform any other covenant or agreement on the part of Company contained in this Note (other than those covered by the clauses above) or in any other agreement between the Company and its affiliates and the Holder;

(e) any representation, warranty or certification made by the Company to the Holder shall be false or misleading;

(f) any event or condition shall occur which shall result in a default under any agreement between the Company and another person;

(g) any event or condition shall occur which results in the acceleration of the maturity of any Debt or enables or, with the giving of notice or lapse of time or both, would enable the holder of such Debt or any person acting on such holder’s behalf to accelerate the maturity thereof;

(h) Any money judgment, writ or similar final process shall be entered or filed against Company or any of their property or other assets for more than $10,000, and shall remain unvacated, unbonded, unappealed, unsatisfied, or unstayed for a period of 20 days;

(i) a material adverse change in the Company's business or financial condition arising after the date of this Note.

Section 5.02 Effect of Default. Upon the occurrence of an Event of Default, the Principal Amount and all interest accrued thereon and the Facility Fee shall be immediately due and payable, and the Holder shall have the right to enforce its security interest pursuant to and in accordance with the terms and provisions of the Security Agreement. Following the occurrence and during the continuance of an Event of Default, which, if susceptible to cure is not cured within five (5) days, otherwise then from the first date of such occurrence, the annual interest rate on this Note shall be the lower of the highest rate permitted by law or twenty-four percent (24%).

Section 5.03 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission of the Holder to exercise any right or power accruing upon any Default or Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Default or Event of Default or an acquiescence therein; and every power and remedy given by this Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Holder.

ARTICLE VI

Section6.01 Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 6.02 Unconditional Obligation; Waiver. The obligations hereunder are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever. This Note may be enforced against the Company by summary proceeding pursuant to N.Y. Civil Procedure Law and Rules Section 3213 or any similar rule or statute in the jurisdiction where enforcement is sought.

The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and shall be directly and promptly liable for the payment of all sums owing and to be owing hereunder, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

Section 6.03 Cost of Collection. If any proceeding is brought or threatened to be brought against the Company to enforce any provision of this Note or any provision of the Security Agreement, the Company shall immediately pay the Holder all costs of collection, including attorneys’ fees and expenses.

Section 6.04 Notices. All notices, requests, claims, demands and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given if delivered in person against written receipt, by facsimile transmission, overnight courier prepaid, or mailed by prepaid first class registered or certified mail, postage prepaid, return receipt requested to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section):

(i) If  to  the  Company:

Options Media Group Holdings, Inc.
123 NW 13th Street, Suite 300
Boca Raton FL 33432
Phone: (561) 368-5067
Telecopy: (561)-314-3474
Email: scott@optionsmedia.com

(ii)  If to the Holder:

RVH Inc.
PO Box 403303
Miami Beach, FL 33140
Telecopy: 212-787-9268
Email: robbie490@aol.com

with a copy (which shall not constitute notice) to:

David Lubin & Associates, PLLC
10 Union Avenue
Suite 5
Lynbrook, NY 11563
Telecopy: 516-887-8250
Attn: David Lubin, Esq.
david@dlubinassociates.com

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, (iii) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt, or (iv) if delivered by mail in the manner described above to the address provided in this Section, be deemed given on the earlier of the third business day following mailing or upon receipt. In order for any such notice to be deemed given as provided above, any such notice must also be accompanied by an email to the recipient.

Section 6.05 Governing Law. This Note shall be deemed to be made under and shall be construed in accordance with the laws of the State of New York without giving effect to the principals of conflict of laws thereof. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the courts sitting in the Southern District of New York, and any appellate court from any thereof, in respect of any action, suit or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in such courts. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of or relating to this Note, or in any court referred to above. Each of the parties further hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action, suit proceeding in any such court and waives any other right to which it may be entitled on account of its place of residence or domicile. THE COMPANY IRREVOCABLY WAIVES ANY AND ALL RIGHT THE COMPANY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE COMPANY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

Section 6.06 Severability. The invalidity of any of the provisions of this Note shall not invalidate or otherwise affect any of the other provisions of this Note, which shall remain in full force and effect.

Section 6.07 Construction and Joint Preparation. This Note shall be construed to effectuate the mutual intent of the parties. The parties and their counsel have cooperated in the drafting and preparation of this Note and the Security Agreement, and this Note therefore shall not be construed against any party by virtue of its role as the drafter thereof. No drafts of this Note shall be offered by any party, nor shall any draft be admissible in any proceeding, to explain or construe this Note. Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Note. The headings contained in this Note are intended for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Note.

Section 6.08 Entire Agreement; Amendments. This Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the Company and the Holder. This Note represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no other representations, warranties or commitments, except as set forth in this Note and the Security Agreement. This Note may be amended or modified only by an instrument in writing executed by the Holder.

Section 6.09 Counterparts. This Note may be executed in multiple counterparts and by facsimile, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

Section 6.10 Facility Fee. The Company shall pay simultaneously upon funding a lending fee (the "Facility Fee") equal to (i) 3 percent of the amount funded herewith, (ii) attorneys' fees and expenses in connection with the transactions contemplated by this Note and the Security Agreement and (iii) all other costs, expenses and fees incurred in connection with the transaction contemplated hereby.

Section 6.11 Payments. Any payments made by the Company to the Holder hereunder shall be applied first to the payment of the Facility Fee which includes cost of collection and Indemnification, then to the accrued interest hereon and the balance shall be applied to the Principal Amount.

Section 6.12 Indemnification. The Company shall indemnify and hold the Holder, and its officers, directors, employees, and agents, harmless from and against any claims, losses, damages, liabilities, costs or expenses of any nature (including attorney’s fees) suffered or incurred by any of them to the extent that such are caused in anyway by or arise in connection with this Agreement. Any payment due under Section 6.12 shall be immediately paid to Lender upon request of Lender.

[Signature  Page  to  Follow]

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the parties have executed this Note as of the date first written above.

Options Media Group Holdings, Inc.

By:
Name: Scott Frohman
Title: CEO

EXHIBIT  B

THIS AMENDED AND RESTATED 12% CONVERTIBLE SECURED PROMISSORY NOTE (THE “NOTE”) HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE NOTE IS BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).

Options Media Group Holdings, Inc.

Amended and Restated 12% Convertible Secured Promissory Note

Due March 31, 2013

$ 375,000	March 31, 2012

THIS AMENDED AND RESTATED 12% CONVERTIBLE SECURED PROMISSORY NOTE (this “Note”) is issued by Options Media Group Holdings, Inc., a Nevada corporation (the “Company”), to the order of RVH Inc.(together with permitted successors and assigns, the “ Holder”) . It replaces in all respects a similar promissory note March 21, 2012, as amended and/or restated (the “Original Note”).

ARTICLE I

Section 1.01 Principal. For value received, the Company hereby promises to pay on or before the Maturity Date (as defined below) to the order of the Holder or its designees, in lawful money of the United States of America and in immediately available funds, the principal sum of Three Hundred Seventy Five Thousand Dollars ($375,000), or, if less, the aggregate unpaid principal amount outstanding (the “Principal Amount”) and all accrued interest thereon and the fees set forth herein.

Section 1.02 Interest. Interest shall accrue on the Principal Amount at the rate of twelve percent (12%) per annum, compounded daily (computed on the basis of a 360-day year and the actual days elapsed) from the date hereof until the Principal Amount is repaid in full. Interest on the Principal Amount shall be due and payable on the Maturity Date. In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Company or inadvertently received by the Holder, then such excess sum shall be credited as payment of the Principal Amount.

Section  1.03  Maturity  Date.   The  Principal  Amount  and  all  accrued interest thereon shall be due and payable in full on March 31, 2013 (the “Maturity  Date”).

Section 1.04 Right to Prepay. Provided that there is no Event of Default, the Company shall have the right, upon no less than five (5) business days' prior notice to the Holder, to prepay all or any portion of the Principal Amount and all accrued interest thereon at any time, on or before the Maturity Date, without penalty or premium.

Section 1.05 Payments to the Holder. The Company agrees that the Principal Amount and accrued interest thereon and any other amounts paid by the Company to the Holder shall be paid to Holder or its designees, by wire transfer, unless instructed by the Holder otherwise. The Company acknowledges that the Holder intends to include other participants in this Note.

Section 1.06 Security Interest. On February 25, 2011, the Company granted to the Holder a first priority lien on and continuing security interest in all of the Company’s right, title and interest in, its assets, together with the proceeds thereof, as security for the prompt and complete payment and performance when due of all the obligations set forth in the Original Note. This security interest is hereby assigned to Holder and shall continue with respect to this Note.

Section 1.07 Seniority; Automatic Stay . In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, this Note shall be entitled to a claim in liquidation before participation by the holders of any Debt (as defined below) or of any capital stock of the Company. The amount of the claim in liquidation shall equal the amount to which the Holder would be entitled in the case of payment. “Debt” shall mean (i) all obligations of the Company for borrowed money, (ii) all obligations of the Company evidenced by bonds, debentures, notes, or other similar instruments, (iii) all obligations of the Company to its employees, agents, accountants, counsel and other third parties, (iv) all obligations of the Company to pay the deferred purchase price of property or services, (v) all obligations of the Company as lessee under capitalized leases, (vi) all Debt of others secured by a lien on any asset of the Company and (vii) all Debt of others guaranteed by the Company.

The Company acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Company, or if any of the Pledged Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Holder should be entitled to, among other relief to which the Holder may be entitled under this Note and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Holder to exercise all of its rights and remedies pursuant to this Note and/or applicable law. TO THE EXTENT PERMITTED BY LAW, THE COMPANY EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE COMPANY EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THIS NOTE AND/OR APPLICABLE LAW. The Company hereby consents to any motion for relief from stay that may be filed by the Holder in any bankruptcy or insolvency proceeding initiated by or against the Company and, further, agrees not to file any opposition to any motion for relief from stay filed by the Holder. The Company represents, acknowledges and agrees that this provision is a specific and material aspect of this Note, and that the Holder would not agree to the terms of this Note if this waiver were not a part of this Note. The Company further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Holder nor any person acting on behalf of the Holder has made any representations to induce this waiver, that the Company has been represented in the signing of this Note and the Security Agreement and in the making of this waiver by independent legal counsel selected by the Company and that the Company has discussed this waiver with counsel.

ARTICLE  II

Section  2.01  Conversion  Upon  Election  of  Holder.

(a) At any time prior to payment, the Holder shall be entitled upon (i) written notice to the Company and (ii) the satisfaction of the requirements set forth in this Article II, to convert any part of the outstanding balance of this Note into a number of fully paid and nonassessable shares of the Company’s Common Stock .

(b) Conversion Price. The unpaid principal, accrued but unpaid interest of this Note or any other sums owed to Holder (the “Balance”) shall be convertible into the number of shares of Common Stock, which results from dividing the Balance by the conversion price that is in effect at the time of conversion (the “Conversion Price”). The Conversion Price shall be subject to adjustment pursuant to Section 2.02 from time to time. Following each adjustment, such adjusted Conversion Price shall remain in effect until a further adjustment hereunder. The initial Conversion Price shall be $0.005 per share.

(c) Fractional Shares. No fractional share of Common Stock shall be issued upon conversion of this Note. In lieu of a fractional share, all shares shall be rounded to the nearest whole number.

(d) Mechanics of Conversion. Before the Holder shall be entitled to convert this Note into shares of Common Stock in connection with a conversion pursuant to Section 2.01(a), the Holder shall surrender this Note (or, if the Holder alleges that this Note has been lost, stolen or destroyed, a lost affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such original promissory note), at the office of the Company together with written notice that the Holder elects to convert all or any portion of this Note and, if applicable, any event on which such conversion is contingent. The notice shall state the Holder’s name or the names of the nominees in which such Holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Company, this Note shall be endorsed or accompanied by an investment letter in customary form and a written instrument or instruments of transfer, in form reasonably satisfactory to the Company, duly executed by the Holder or his, her or its attorney duly authorized in writing.

(e) Replacement Promissory Note. In the event less than all of the remaining balance of this Note is converted, Company shall promptly issue to the Holder a similar promissory note representing the outstanding balance of this Note.

2.02     Adjustments.

(a) Adjustment Upon Common Stock Event. At any time or from time to time after March 31, 2012 (the “Issue Date”), upon the happening of a Common Stock Event (as hereinafter defined), the Conversion Price shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the Conversion Price in effect immediately prior to such Common Stock Event by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and (ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion Price. The Conversion Price shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term “Common Stock Event” shall mean (i) the issue by the Company of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

(b) Adjustments for Other Dividends and Distributions. If at any time or from time to time after the Issue Date the Company pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Company, other than an event constituting a Common Stock Event, then in each such event provision shall be made so that the Holder shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Company which the Holder would have received had this Note been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 2.02 with respect to the rights of the Holder or with respect to such other securities by their terms.

(c) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Issue Date the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Common Stock Event or a stock dividend, reorganization, merger, or consolidation provided for elsewhere in this Section 2.02), then in any such event, but subject to Section 2.01, the Holder and the Company shall have the right thereafter to convert this Note into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Note could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(d) Reorganizations, Mergers and Consolidations. If at any time or from time to time after the Issue Date there is a reorganization of the Company (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2.02) or a merger or consolidation of the Company with or into another corporation (except a Liquidation Event), then, as a part of such reorganization, merger or consolidation, provision shall be made so that the Holder thereafter shall be entitled to receive, upon conversion of this Note, the number of shares of stock or other securities or property of the Company, or of such successor corporation resulting from such reorganization, merger or consolidation, to which a holder of Common Stock deliverable upon conversion would have been entitled on such reorganization, merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2.02 with respect to the rights of the Holder after the reorganization, merger or consolidation to the end that the provisions of this Section 2.02 (including adjustment of the Conversion Price then in effect and number of shares issuable upon conversion of this Note) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable. This Section 2.02 shall similarly apply to successive reorganizations, mergers and consolidations.

(e) Price Protection. If, at any time after the Issue Date but prior to the later of (x) the two year anniversary of the Issue Date or (ii) the date this Note is paid and/or converted in full, the Company shall issue or sell securities including options, warrants or convertible securities, at a price, or with an exercise or conversion price of, less than the Conversion Price, then forthwith upon such issuance or sale, (i) the Conversion Price shall be automatically be reduced to the lower sale price or the exercise or conversion price of such securities issued or sold, and (ii) the Company shall issue additional shares of Common Stock to the Holder respecting those shares of Common Stock received by the Holder from the conversion of this Note or any portion of the Original Note and still owned by the Holder as of the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock (the “Lower Price Issuance Date”) so that the average per share purchase price of those shares purchased and then owned by the Holder on the date of the Lower Price Issuance Date is equal to such other lower price per share.

ARTICLE  III

Section 3.01 Representations and Warranties of the Holder. The Holder hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a) The Holder understands that this Note has not been registered under the Securities Act of 1933, as amended (the “Act”) or registered or qualified under any the securities laws of any state or other jurisdiction, and is a “restricted security”.

(b) The Holder has full power and authority to enter into this Note, the execution and delivery of this Note has been duly authorized, and this Note constitutes a valid and legally binding obligation of the Holder.

(c) The Holder is not subscribing for this Note as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the Holder in connection with investment.

(d) The Holder is (i) experienced in making investments of the kind and (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Note, and the related documents.

ARTICLE IV

Section  4.01  Representations  and  Warranties  of  the  Company. The Company hereby acknowledges, represents and warrants to, and agrees with, the Holder as follows:

(a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Company has all requisite power to own, operate and lease its business and assets and carry on its business as the same is now being conducted.

(b) The Company has all requisite power and authority to enter into and deliver this Note and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Note by the Company and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action and no other action or proceeding on the part of the Company is necessary to authorize the execution, delivery, and performance by the Company of this Note and the consummation by the Company of the transactions contemplated hereby.

(c) There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in the Company.

(d) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the OTC Bulletin Board nor the Company's shareholders is required for the execution by the Company of this Note and compliance and performance by the Company of its obligations under hereunder and thereunder. This Note and the Company’s performance of its obligations hereunder have been unanimously approved by the Company’s Board of Directors.

(e) Neither the issuance and sale of the Note nor the performance of the Company’s obligations under this Note and all other agreements entered into by the Company relating thereto by the Company will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any agreement to which the Company, or any of its affiliates is a party; or

(ii) result in the creation or imposition of any Lien (as defined below) upon the securities or any of the assets of the Company or any of its affiliates; or

(iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company or of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(f) There is no pending or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates.

(g) The Company has no liabilities or obligations, individually or in the aggregate, other than as set forth in the Company's filings with the Securities and Exchange Commission.

ARTICLE V

Section 5.01 Events of Default. Upon the occurrence of any of the following events (each, an “Event of Default”) (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) an Event of Default shall be deemed to have occurred:

(a) Default  in  the  payment  of  the  Principal  Amount  on  the  Maturity Date;

(b) Default in the payment, when due or declared due, of any interest payment hereunder;

(d) The Company files for relief under the United States Bankruptcy Code (the “Bankruptcy Code”) or under any other state or federal bankruptcy or insolvency law, or files an assignment for the benefit of creditors, or if an involuntary proceeding under the Bankruptcy Code or under any other federal or state bankruptcy or insolvency law is commenced against the Company, and has not been resolved in a period of ten (10) days after such commencement;

(d) failure on the part of Company to observe or perform any other covenant or agreement on the part of Company contained in this Note (other than those covered by the clauses above) or in any other agreement between the Company and its affiliates and the Holder;

(e) any representation, warranty or certification made by the Company to the Holder shall be false or misleading;

(f) any event or condition shall occur which shall result in a default under any agreement between the Company and another person;

(g) any event or condition shall occur which results in the acceleration of the maturity of any Debt or enables or, with the giving of notice or lapse of time or both, would enable the holder of such Debt or any person acting on such holder’s behalf to accelerate the maturity thereof;

(h) Any money judgment, writ or similar final process shall be entered or filed against Company or any of their property or other assets for more than $10,000, and shall remain unvacated, unbonded, unappealed, unsatisfied, or unstayed for a period of 20 days.

Section 5.02 Effect of Default. Upon the occurrence of an Event of Default, the Principal Amount and all interest accrued thereon shall be immediately due and payable, and the Holder shall have the right to enforce its security interest. Following the occurrence and during the continuance of an Event of Default, which, if susceptible to cure is not cured within ten (10) days, otherwise then from the first date of such occurrence, the annual interest rate on this Note shall be the lower of the highest rate permitted by law or eighteen percent (18%).

Section 5.03 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission of the Holder to exercise any right or power accruing upon any Default or Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Default or Event of Default or an acquiescence therein; and every power and remedy given by this Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Holder.

ARTICLE VI

Section6.01 Failure or Indulgence Not Waiver.   No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 6.02 Unconditional Obligation; Waiver. The obligations hereunder are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever. This Note may be enforced against the Company by summary proceeding pursuant to N.Y. Civil Procedure Law and Rules Section 3213 or any similar rule or statute in the jurisdiction where enforcement is sought.

The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and shall be directly and promptly liable for the payment of all sums owing and to be owing hereunder, regardless of, and without any notice, diligence, act or omission with respect to, the collection of any amount called for hereunder.

Section 6.03 Cost of Collection. If any proceeding is brought or threatened to be brought against the Company to enforce any provision of this Note or any provision of the Security Agreement, the Company shall immediately pay the Holder all costs of collection, including attorneys’ fees and expenses.

Section 6.04 Notices. All notices, requests, claims, demands and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given if delivered in person against written receipt, by facsimile transmission, overnight courier prepaid, or mailed by prepaid first class registered or certified mail, postage prepaid, return receipt requested to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section):

(j) If  to  the  Company:

Options Media Group Holdings, Inc.
123 NW 13th Street, Suite 300
Boca Raton FL 33432
Phone: (561) 368-5067
Telecopy: (561)-314-3474
Email: scott@optionsmedia.com

(ii)  If to the Holder:

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, (iii) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt, or (iv) if delivered by mail in the manner described above to the address provided in this Section, be deemed given on the earlier of the third business day following mailing or upon receipt. In order for any such notice to be deemed given as provided above, any such notice must also be accompanied by an email to the recipient.

Section 6.05 Governing Law. This Note shall be deemed to be made under and shall be construed in accordance with the laws of the State of New York without giving effect to the principals of conflict of laws thereof. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the courts sitting in the Southern District of New York, and any appellate court from any thereof, in respect of any action, suit or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in such courts. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of or relating to this Note, or in any court referred to above. Each of the parties further hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action, suit proceeding in any such court and waives any other right to which it may be entitled on account of its place of residence or domicile. THE COMPANY IRREVOCABLY WAIVES ANY AND ALL RIGHT THE COMPANY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE COMPANY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

Section 6.06 Severability. The invalidity of any of the provisions of this Note shall not invalidate or otherwise affect any of the other provisions of this Note, which shall remain in full force and effect.

Section 6.07 Construction and Joint Preparation. This Note shall be construed to effectuate the mutual intent of the parties. The parties and their counsel have cooperated in the drafting and preparation of this Note and the Security Agreement, and this Note therefore shall not be construed against any party by virtue of its role as the drafter thereof. No drafts of this Note shall be offered by any party, nor shall any draft be admissible in any proceeding, to explain or construe this Note. Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Note. The headings contained in this Note are intended for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Note.

Section 6.08 Entire Agreement; Amendments. This Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the Company and the Holder. This Note represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no other representations, warranties or commitments, except as set forth in this Note and the Security Agreement. This Note may be amended or modified only by an instrument in writing executed by the Holder.

Section 6.09 Counterparts. This Note may be executed in multiple counterparts and by facsimile, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

Section 6.10 Payments. Any payments made by the Company to the Holder hereunder shall be applied first to the payment of the Facility Fee which includes cost of collection and Indemnification, then to the accrued interest hereon and the balance shall be applied to the Principal Amount.

Section 6.11 Indemnification. The Company shall indemnify and hold the Holder, and its officers, directors, employees, and agents, harmless from and against any claims, losses, damages, liabilities, costs or expenses of any nature (including attorney’s fees) suffered or incurred by any of them to the extent that such are caused in anyway by or arise in connection with this Agreement. Any payment due under Section 6.12 shall be immediately paid to Lender upon request of Lender.

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the parties have executed this Note as of the date first written above.

Options Media Group Holdings, Inc.

By:
Name: Scott Frohman
Title: CEO